Exhibit 99.1

SYSTEMAX REPORTS FIRST QUARTER 2015 FINANCIAL RESULTS

PORT WASHINGTON, NY, May 5, 2015 – Systemax Inc. (NYSE: SYX) today announced financial results for the first quarter ended March 31, 2015.

Performance Summary (U.S. dollars in millions, except per share data)
Highlights	Quarter Ended March 31,
GAAP Results	2015	2014
Net sales	$785.8	$873.4
Gross profit	$107.8	$127.9
Gross margin	13.7%	14.6%
Operating income (loss)	$(19.5)	$(1.3)
Operating margin	(2.5)%	(0.1)%
Net income (loss)	$(28.6)	$(3.0)
Diluted net income (loss) per share	$(0.77)	$(0.08)
Non-GAAP Results*
Adjusted operating income (loss)	$(8.2)	$2.6
Adjusted operating margin	(1.0)%	0.3%

* Management believes that by excluding certain recurring and non-recurring adjustments above from comparable GAAP measures investors have an additional meaningful measurement of the Company’s performance. See accompanying GAAP reconciliation tables.

First Quarter 2015 Financial Highlights:

•	Consolidated sales declined 10.0% to $785.8 million in U.S. dollars. On a constant currency basis and excluding both the June 2014 acquisition of SCC Services BV in the Netherlands (renamed Misco Solutions) and the January 2015 acquisition of the Plant Equipment Group (P.E.G.) in North America, sales declined 9.2%.
•	Industrial Product Group sales grew 23.1% to $158.9 million in U.S. dollars. On a constant currency basis and excluding P.E.G., sales grew 10.8%.
•	EMEA Technology Group sales declined 15.6% to $272.6 million in U.S. dollars. On a constant currency basis and excluding Misco Solutions, sales declined 9.8%.
•	North America Technology Group (NATG) sales declined 16.0% to $352.8 million in U.S. dollars. On a constant currency basis sales declined 15.0%.
•	Non-GAAP operating loss was $8.2 million compared to income of $2.6 million last year. Excluding Misco Solutions and P.E.G., non-GAAP operating results would have been a loss of $9.0 million. GAAP operating loss was $19.5 million compared to a loss of $1.3 million last year.
•	Non-GAAP diluted net loss per share was $(0.27). GAAP diluted net loss per share was $(0.77).

Richard Leeds, Chairman and Chief Executive Officer, said, “Our first quarter results reflect continued solid performance from our Industrial Products Group, which delivered another quarter of double digit organic revenue growth.  We have been very pleased with the performance of the P.E.G. business we recently acquired and look forward to fully integrating its operations this year.  In EMEA technology we had another great performance in France, which was again offset by poor performance in the U.K.  We are addressing the issues in the UK that are impacting sales and are improving the operational performance of our Hungary shared service center.  In North America Technology, our results were poor as a result of the impact of the restructuring and recent trends in the business.  Our efforts to reshape the North America Technology business into a focused B2B IT products and solutions provider are progressing.  As we execute on our plan we expect to be in a period of significant transition across this business for the next several quarters.”

“Across our businesses we are working to improve our operations and strengthen our competitive position.  The investments we are making and our strategic initiatives should allow us to capitalize on the growth opportunities ahead.  We are singularly focused on serving the B2B marketplace and bringing more value to our customers through an expanded offering of products and solutions.  Our cash position remains strong and we are committed to improving our performance,” Leeds concluded.

In the first quarter of 2015, the Company recorded one time exit and severance costs of $8.0 million as a result of its strategic decision announced on March 10, 2015 to accelerate its B2B focus in its North America Technology business and exit substantially all of its retail store operations.  This includes $2.7 million recorded in the special charges within SG&A and $5.3 million in retail inventory reserves and foregone gross profit recorded within cost of goods sold related to inventory liquidations at retail.  The Company continues to expect total one time exit and severance costs will aggregate between $50 million and $55 million and expects to realize improved annual profitability of between $18 million and $22 million on a pre-tax basis.

At the end of the first quarter of 2015, the Company had working capital of over $267 million, cash and cash equivalents of $132.9 million, and availability under its credit facility of $98.3 million.  These amounts include funding the $24.9 million purchase price, net of cash acquired, of the P.E.G business.  Short and long-term debt totaled approximately $3.1 million at March 31, 2015.

Earnings Conference Call Details
Systemax Inc. will provide pre-recorded remarks on its first quarter 2015 results today, May 5, 2015 at 5:00 p.m. Eastern Time.  A live webcast of the remarks will be available on the Company’s website at www.systemax.com in the investor relations section. The webcast will also be archived on www.systemax.com for approximately 90 days.

About Systemax Inc.
Systemax Inc. (www.systemax.com), a Fortune 1000 company, sells industrial and technology products through a system of branded e-Commerce websites, and relationship marketers in North America and Europe. The primary brands are Global Industrial, C&H, MISCO, Inmac Wstore and TigerDirect.

Forward Looking Statements
This press release contains forward looking statements within the meaning of that term in the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934).  Additional written or oral forward looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission or otherwise.  Statements contained in this press release that are not historical facts are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and are based on management’s estimates, assumptions and projections and are not guarantees of future performance.  The Company assumes no obligation to update these statements. Forward looking statements may include, but are not limited to, projections or estimates of revenue, income or loss, exit costs, cash flow needs and capital expenditures, statements regarding future operations, expansion or restructuring plans, including our exit from the retail store consumer electronics business and the focusing of our NA Technology Group operations on B2B customers, financing needs, compliance with financial covenants in loan agreements, the timely implementation of technology systems discussed below, fluctuations in economic conditions and exchange rates, including factors impacting our substantial international operations, plans for acquisition or sale of assets or businesses and consolidation of operations of newly acquired businesses, including our recent acquisitions of SCC/Misco Solutions in the Netherlands and of Plant Equipment Group in the US, and plans relating to products or services of the Company, assessments of materiality, predictions of future events and the effects of pending and possible litigation, as well as assumptions relating to the foregoing.

Other factors that may affect our future results of operations and financial condition include, but are not limited to, unanticipated developments in any one or more of the following areas, as well as other factors which may be detailed from time to time in our Securities and Exchange Commission filings: risks involved with e-commerce, including possible loss of business and customer dissatisfaction if outages or other computer-related problems should preclude customer access to our products and services; our ability to timely and efficiently exit the retail store consumer electronics business and to invest in and expand our NA Technology Group B2B electronics business; our ability to timely and efficiently integrate acquired businesses, such as our recent acquisitions of SCC/Misco Solutions in the Netherlands and of Plant Equipment Group in the US; the Company’s management information systems and other technology platforms supporting our sales, procurement and other operations are critical to our operations and disruptions or delays, particularly as we continue to transition certain functions from our existing platforms to a new platform specifically developed for our needs, have occurred and could occur in the future, and if not timely addressed would have a material adverse effect on us; general economic conditions, such as decreased consumer confidence and spending  have contributed to our recent failure to achieve our historical sales growth rates and profit levels and could continue to impact our business; technological change, such as the integration of formerly separate products (for instance, cameras and GPS devices into cellular phones) and the effect of increased tablet sales on sales of PCs and laptop computers, have had and can continue to have a material effect on our product mix and results of operations; sales tax laws or government enforcement priorities may be changed which could result in ecommerce and direct mail retailers having to collect sales taxes in states where the current laws and interpretations do not require us to do so; our substantial international operations are subject to risks such as fluctuations in currency rates, foreign regulatory requirements, political uncertainty and the management of our expanding international operations infrastructure, effectively implement distribution logistics initiatives in Europe; and managing various inventory risks, such as being unable to profitably resell excess or obsolete inventory and/or the loss of product return rights and price protection from our vendors.

Investor/Media Contacts:
Mike Smargiassi / Nancy Zakhary
Brainerd Communicators, Inc.
212-986-6667
smarg@braincomm.com
nancy@braincomm.com

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Supplemental Business Unit Summary

Supplemental Business Unit Sales Summary (in millions)
Business Unit	Quarter Ended March 31,
	2015	% of Sales	Change y/y	2014	% of Sales
Industrial Products	$158.9	20.2%	23.1%	$129.1	14.8%
Technology Products- EMEA	$272.6	34.7%	(15.6)%	$323.0	37.0%
Technology Products- NA	$352.8	44.9%	(16.0)%	$419.8	48.0%
Corporate and Other	$1.5	0.2%	-%	$1.5	0.2%
Consolidated Sales	$785.8	100.0%	(10.0)%	$873.4	100.0%

Supplemental Business Unit Operating Results Summary (in millions)
GAAP Operating Income (Loss)
Business Unit	Quarter Ended March 31,
	2015	Margin	2014	Margin
Industrial Products	$9.7	6.1%	$9.7	7.5%
Technology Products- EMEA	$(4.8)	(1.8)%	$1.6	0.5%
Technology Products- NA	$(19.7)	(5.6)%	$(8.2)	(2.0)%
Corporate and Other	$(4.7)	NM	$(4.4)	NM
Consolidated Operating Income (Loss)	$(19.5)	(2.5)%	$(1.3)	(0.1)%
Non-GAAP* Operating Income (Loss)
Industrial Products	$10.4	6.5%	$10.3	8.0%
Technology Products- EMEA	$(4.4)	(1.6)%	$3.6	1.1%
Technology Products- NA	$(9.8)	(2.8)%	$(7.2)	(1.7)%
Corporate and Other	$(4.4)	NM	$(4.1)	NM
Consolidated Operating Income (Loss)	$(8.2)	(1.0)%	$2.6	0.3%

* Management believes that by excluding certain recurring and non-recurring adjustments above from comparable GAAP measures investors have an additional meaningful measurement of the Company’s performance. See accompanying GAAP reconciliation tables.
NM – not meaningful

SYSTEMAX INC.
Condensed Consolidated Statements of Operations
(In millions, except per share amounts)

	Quarter Ended March 31,
	(unaudited)
	2015	2014
Net sales	$785.8	$873.4
Cost of sales	678.0	745.5
Gross profit	107.8	127.9
Gross margin	13.7%	14.6%
Selling, general and administrative expenses	122.0	126.8
Special charges	5.3	2.4
Operating income (loss)	(19.5)	(1.3)
Operating margin	(2.5)%	(0.1)%
Interest and other expense, net	7.4	0.8
Income (loss) before income taxes	(26.9)	(2.1)
Provision for (benefit from) income taxes	1.7	0.9
Net income (loss)	$(28.6)	$(3.0)
Net margin	(3.6)%	(0.3)%

Net income (loss) per common share:
Basic	$(0.77)	$(0.08)
Diluted	$(0.77)	$(0.08)

Weighted average common and common equivalent shares:
Basic	37.1	37.0
Diluted	37.1	37.0

SYSTEMAX INC.
Condensed Consolidated Balance Sheets
(In millions)

	March 31, 2015	December 31, 2014
	(Unaudited)
Current assets:
Cash and cash equivalents	$132.9	$165.0
Accounts receivable, net	322.1	355.5
Inventories	272.7	289.9
Prepaid expenses and other current assets	17.2	17.6
Total current assets	744.9	828.0
Property, plant and equipment, net	40.5	41.2
Goodwill, intangibles and other assets	34.7	25.7
Total assets	$820.1	$894.9

Current liabilities:
Short-term debt	$2.3	$2.7
Accounts payable and accrued expenses	474.9	513.2
Total current liabilities	477.2	515.9
Long-term debt	0.8	0.9
Other liabilities	15.8	18.5
Shareholders’ equity	326.3	359.6
Total liabilities and shareholders’ equity	$820.1	$894.9

* Systemax manages its business and reports using a 52-53 week fiscal year that ends at midnight on the Saturday closest to December 31.  For clarity of presentation, fiscal years and quarters are described as if they ended on the last day of the respective calendar month.  The actual fiscal quarter ended on March 28, 2015. The first quarters of both 2015 and 2014 included 13 weeks. Certain prior period amounts have been reclassified to conform to current year presentation.

SYSTEMAX INC.
Reconciliation of Segment GAAP Operating Income (Loss) to Non-GAAP Operating Income (Loss)
Unaudited / In Millions

	Quarter Ended March 31
	2015	2014
Industrial Products	$9.7	$9.7
Technology Products- EMEA	(4.8)	1.6
Technology Products- NA	(19.7)	(8.2)
Corporate and Other	(4.7)	(4.4)
GAAP operating income (loss)	(19.5)	(1.3)
Non-GAAP adjustments:
Industrial Products:
Integration Costs (1)	0.4	-
Stock based and other special compensation(2)	0.3	0.6
Total Non-GAAP Adjustments: Industrial Products	0.7	0.6

Technology Products- EMEA
Severance and other reorganization related charges	-	1.7
Asset impairment charges(3)	0.3	-
Stock based compensation	-	0.1
Intangible asset amortization	0.1	0.2
Total Non-GAAP Adjustments: Technology Products EMEA	0.4	2.0

Technology Products-NA:
Severance and other reorganization related charges (4)	8.0	-
Asset impairment charges (5)	0.3	-
Investigation costs(6)	1.6	0.6
Stock based compensation	-	0.1
Intangible asset amortization	-	0.3
Total Non-GAAP Adjustments: Technology Products NA	9.9	1.0

Corporate and Other:
Stock based compensation	0.3	0.3
Total Non-GAAP Adjustments: Corporate and Other	0.3	0.3

Industrial Products	10.4	10.3
Technology Products- EMEA	(4.4)	3.6
Technology Products- NA	(9.8)	(7.2)
Corporate and Other	(4.4)	(4.1)
Non-GAAP operating income (loss)	$(8.2)	$2.6

(1)	First quarter 2015 includes $0.4M in severance costs associated with the integration of P.E.G.
(2)	Includes expense from stock options, restricted stock grants and special compensation arrangement for a business unit leader.
(3)	Includes impairment of long lived assets in our Misco Germany business.
(4)	First quarter 2015 includes $5.3M of retail inventory reserves and foregone gross profit related to our exit of substantially all of our retail business, $2.0M related to severance, and $0.7M in consulting expenses.
(5)	Includes impairment of long lived assets within Technology Products-NA.
(6)	Includes legal costs related to the investigation, settlement, prosecution, and restitution proceedings related to the Fiorentinos; and professional costs related to the investigation being conducted at the request of the US Attorney for the Southern District of Florida.

SYSTEMAX INC.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss) – Unaudited
(In millions)

	Quarter Ended March 31
	2015	2014
GAAP
Net income (loss)	$(28.6)	$(3.0)
Provision for (benefit from) income taxes	1.7	0.9
Income (loss) before income taxes	(26.9)	(2.1)
Interest and other expense, net	7.4	0.8
Operating income (loss)	(19.5)	(1.3)

Non-GAAP
Non-recurring adjustments	10.6	2.3
Recurring adjustments	0.7	1.6
Adjusted operating income (loss)	(8.2)	2.6
Interest and other expense, net	7.4	0.8
Income (loss) before income taxes	(15.6)	1.8
Normalized provision for (benefit from) income taxes	(5.5)	0.6
Normalized effective tax rate[1]	35.0%	35.0%
Non-GAAP net income (loss)	$(10.1)	$1.2

GAAP diluted net income (loss) per share	$(0.77)	$(0.08)
Non-GAAP diluted net income (loss) per share	$(0.27)	$0.03

(1)	Effective tax rate of 35% used in both the first quarter 2015 and the first quarter 2014.